SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 8, 2003

FEDERAL TRUST CORPORATION
(Exact name of registrant as specified in its charter)

Florida	000-23449	59-2935028
(State or other jurisdiction Of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

312 West First Street
Sanford, Florida 32771
(address of principal executive offices)
Registrant’s telephone number: (407) 323-1833

ITEM 5. Other Events

     On August 8, 2003, Federal Trust Corporation issued a press release announcing the payment of a $0.01 per share dividend payable on August 29, 2003, to shareholders of record on August 18, 2003. The press release is attached as Exhibit 99.1.

Date: August 8, 2003

Federal Trust Corporation
(Registrant)

By: /s/ Gregory E. Smith
Gregory E. Smith
Chief Financial Officer
(407) 323-1833

INDEX TO EXHIBITS

Exhibit
No.	Description
99.1	Press Release